SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

Amendment No. 1 to Current Report

Dated May 28, 2002

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 28, 2002

DEPOMED, INC.
(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 O’Brien Drive, Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone no., including area code:  (650) 462-5900

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

Exhibits.
10.1	License and Development Agreement, dated as of May 28, 2002, between DepoMed, Inc. and Biovail Laboratories Incorporated.*†
10.2	Stock Purchase Agreement, dated as of May 28, 2002, between DepoMed, Inc. and Biovail Laboratories Incorporated.
* confidential treatment granted
† previously filed

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEPOMED, INC.

/s/ John F. Hamilton
John F. Hamilton
Vice President - Finance and
Chief Financial Officer

Date:  December 23, 2002

EXHIBIT INDEX

Exhibit
10.1	License and Development Agreement, dated as of May 28, 2002, between DepoMed, Inc. and Biovail Laboratories Incorporated.*†
10.2	Stock Purchase Agreement, dated as of May 28, 2002, between DepoMed, Inc. and Biovail Laboratories Incorporated.
* confidential treatment granted
† previously filed